UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2009

BLUEFLY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14498	13-3612110
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

42 West 39th Street, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-8000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a) Previous independent registered public accounting firm

On June 4, 2009, the Audit Committee of the Board of Directors (“Audit Committee”) of Bluefly, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accounting firm.

During the years ended December 31, 2008 and 2007 and through June 4, 2009, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

In addition, for the years ended December 31, 2008 and 2007, the reports of PwC on the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.  There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) for the years ended December 31, 2008 and 2007 and through June 4, 2009.

The Company has provided PwC a copy of this current report on Form 8-K and requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission  stating whether or not it agrees with the statements made above in (a).  PwC furnished such a letter, dated June 9, 2009, a copy of which is attached hereto as Exhibit 16.1.

b) New independent registered public accounting firm

On June 4, 2009, the Audit Committee approved the appointment of Weiser, LLP (“Weiser”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

During the years ended December 31, 2008 and 2007 and through June 4, 2009, neither the Company nor anyone on its behalf has consulted with Weiser with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Weiser concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated June 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEFLY, INC. (Registrant)

Date: June 9, 2009	By:	/s/ Kara B. Jenny
Name: Kara B. Jenny
Title: Chief Financial Officer